GUIDANCE	VISION	EXPERIENCE

American Beacon Balanced Fund	Ticker Symbol: A Class:ABFAX C Class:ABCCX Y Class:ACBYX Advisor:ABLSX Institutional:AADBX Investor:AABPX

SUMMARY PROSPECTUS	FEBRUARY 29, 2012

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 29, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 83 of the prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 97 of the statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge load (as a percentage of the lower of original offering price or redemption proceeds)	None	1.00%	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Y	Advisor	Institutional	Investor
Management fees	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other expenses	1.12%	1.12%	1.26%	0.62%	0.36%	0.70%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses[1]	1.60%	2.35%	1.49%	1.10%	0.59%	0.93%

Expense reduction and Reimbursement	0.50%	0.50%	0.79%

Total annual fund operating expenses after expense reduction and reimbursement[2]	1.10%	1.85%	0.70%

[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[2]

The Manager has contractually agreed to reduce and/or reimburse the A Class, C Class and Y Class of the Fund for Distribution Fees and Other Expenses, as applicable, through February 28, 2013 to the extent that Total Annual Fund Operating Expenses exceed 1.10% for the A Class, 1.85% for the C Class and 0.70% for the Y Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the

Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$681	$1,005	$1,351	$2,325
C	$288	$686	$1,211	$2,649
Y	$72	$394	$738	$1,712
Advisor	$112	$350	$607	$1,341
Institutional	$60	$189	$330	$739
Investor	$95	$297	$515	$1,144

Assuming no redemption of shares:

Share class	1 year	3 years	5 years	10 years
C	$188	$686	$1,211	$2,649

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

Summary Prospectus	February 29, 2012	1	American Beacon Balanced Fund

▶	above-average earnings growth potential,

▶	below-average price to earnings ratio,

▶	below-average price to book value ratio, and

▶	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes and other debt securities. The Fund will only buy debt securities that are deemed by the sub-advisors to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the sub-advisors will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the maturities of the debt securities it can buy.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•

Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk

The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Equity Securities Risk

Equity securities generally are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, REITs, ADRs, and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.

Foreign Exposure Risk

The Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. ADRs are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. The Fund may also invest in U.S. dollar-denominated bonds issued by foreign companies or foreign governments. Investing in foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contract Risk

Futures contracts are a type of derivative investment. A derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Gains or losses in a derivative may be magnified and may be much greater than the derivatives original cost.

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Government-Sponsored Enterprises Risk

Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National

Summary Prospectus	February 29, 2012	2	American Beacon Balanced Fund

Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Farm Credit Banks and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. They are also subject to credit risk and interest rate risk.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The equity portion of the Fund’s portfolio is subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The fixed-income portion of the Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. If the Fund is forced to sell holdings to meet redemption requests or other cash needs, the Fund may have to sell them at a loss.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (“ETFs”) and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Prepayment and Extension Risk

The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Securities Selection Risk

Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. They are also subject to credit risk and interest rate risk.

Value Stocks Risk

Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000® Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays® Capital U.S. Aggregate Bond Index, which tracks the performance of fixed-rate debt securities. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between equity securities and fixed income securities. The Lipper® MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The chart and the table below show the performance of the Fund’s Institutional Class shares for all periods. The Fund began operations of Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the Advisor Class, A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, because the older share classes had lower expenses than the newer classes, their performance was better than the newer share classes would have realized in the same period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns of A Class shares would be less than those shown.

Summary Prospectus	February 29, 2012	3	American Beacon Balanced Fund

Calendar year total returns for Institutional Class shares

Total Return for the Calendar Year Ended 12/31 of each Year

Highest Quarterly Return:	13.81%
(1/1/02 through 12/31/11)	(2nd Quarter 2003)
Lowest Quarterly Return:	-11.11%
(1/1/02 through 12/31/11)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2011
	Inception Date of Class
Institutional Class	7/17/1987	1 Year	5 Years	10 Years
Return Before Taxes		1.80%	1.05%	5.21%
Return After Taxes on Distributions		1.19%	-0.03%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares		1.45%	0.40%	4.07%

Share class (before taxes)	Inception Date of Class	1 Year	5 Years	10 Years
A	5/17/2010	1.23%	0.71%	4.89%
C	9/1/2010	0.52%	0.48%	4.77%
Y	3/1/2010	1.64%	1.00%	5.18%
Advisor	5/31/2005	1.24%	0.55%	4.74%
Investor	8/1/1994	1.45%	0.75%	4.91%

	1 Year	5 Years	10 Years
Russell 1000 Value Index	0.39%	-2.64%	3.89%
Barclays Capital U.S. Aggregate Bond Index	7.84%	6.50%	5.78%
Balanced Composite Index	3.68%	1.42%	5.02%
Lipper MTAG Funds Index	-0.53%	1.32%	4.44%

[1]

After-tax returns are shown only for Institutional Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the Manager and the following investment sub-advisors:

▶	Barrow, Hanley, Mewhinney & Strauss, LLC

▶	Brandywine Global Investment Management, LLC

▶	Hotchkis and Wiley Capital Management, LLC

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & CEO	Since 2012
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Senior Portfolio Manager	Since 1998
Michael W. Fields Chief Fixed Income Officer	Since Fund Inception (1987)
Patrick A. Sporl Senior Portfolio Manager	Since 2001
Erin Higginbotham Senior Portfolio Manager	Since 2011

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Executive Director	Since Fund Inception (1987)
John S. Williams Portfolio Manager/Managing Director	Since Fund Inception (1987)
David H. Hardin Portfolio Manager/Managing Director	Since Fund Inception (1987)
J. Scott McDonald Portfolio Manager/Managing Director	Since 1998
Mark C. Luchsinger Portfolio Manager/Managing Director	Since 1998
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003

Brandywine Global Investment Management, LLC
Paul R. Lesutis CFA, Managing Director	Since 1996
Earl J. Gaskins Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996
Patrick S. Kaser Managing Director	Since 2010
James J. Clarke Portfolio Manager	Since 2011

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Institutional Class, Investor Class, Advisor Class and Y Class shares directly from the Fund by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. You also may purchase, redeem or exchange all classes of shares offered in this prospectus through a broker-dealer or other financial intermediary. The minimum initial purchase into the Fund is $250,000 for Institutional Class shares, $100,000 for Y Class shares, $2,500 for A Class, Advisor Class and Investor Class shares, and $1,000 for C Class shares. The minimum subsequent investment by wire is $500 for A Class, C Class and Investor Class shares. No minimums apply to subsequent investments by wire for other classes of shares. For all classes, the minimum subsequent investment is $50 if the investment is made by ACH, check or exchange.

Tax Information

Dividends and capital gain distributions , if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus	February 29, 2012	4	American Beacon Balanced Fund